                                                                 Exhibit 10.83

                               SECOND AMENDMENT TO
                           SUBORDINATED LOAN AGREEMENT


      THIS SECOND AMENDMENT TO SUBORDINATED LOAN AGREEMENT (the "Amendment") dated as of March 29, 2001 is by and between NEW CENTURY MORTGAGE CORPORATION, a corporation organized under the laws of the State of California (the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

      WITNESSETH THAT:

      WHEREAS, the Borrower and the Lender are parties to a Subordinated Loan Agreement dated as of April 28, 2000, as amended by a First Amendment to Subordinated Loan Agreement dated as of July 20, 2000 (as so amended, the "Loan Agreement"), pursuant to which the Lender provides the Borrower with a subordinated loan facility; and

      WHEREAS, the Borrower and the Lender have agreed to amend the Loan Agreement upon the terms and conditions herein set forth;

      NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

      1. CERTAIN DEFINED TERMS. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

      2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

            (a) Section 1.1 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

                  "FIRST AMENDMENT": The First Amendment to Subordinated
            Loan Agreement dated as of July 20, 2000 between the Borrower and the Lender.

                  "SECOND AMENDMENT": The Second Amendment to Subordinated
            Loan Agreement dated as of March 29, 2001 between the Borrower and the Lender.

            (b) The definition of the term "Note" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

                  "NOTE": The Third Amended and Restated Subordinated Promissory
            Note dated the date of the Second Amendment, made by the Borrower and payable to the Lender, as the same may be amended, supplemented, restated or otherwise modified.

            (c) Section 2.3 of the Loan Agreement is hereby amended to read as follows:

                  2.3 THE NOTE. The obligations of the Borrower to the Lender evidenced by the Existing Note and the Additional Subordinated Loans are to be evidenced by a promissory note in the amount of $40,000,000, substantially in the form of EXHIBIT C to the Second Amendment, as the same may be amended, supplemented, restated or otherwise modified (the "Note"). The Lender shall enter in its ledgers and records the Additional Subordinated Loans made and the payments made on the Note, and the Lender is authorized by the Borrower to enter on a schedule attached to the Note a record of such payments.

      3. FEES. In consideration of the Lender's agreement to enter into this Amendment and extend the maturity of Note, the Borrower shall pay the Lender, in immediately available funds, the following fees:

            (a) A closing fee in the amount of $200,000 (the "Closing Fee").

            (b) An extension fee in the amount of $200,000 (the "Extension
      Fee").

      4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective when the Lender shall have received a counterpart of this Amendment, duly executed by the Borrower, provided the following conditions are satisfied:

            (a) The Lender shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                  (i) a Third Amended and Restated Subordinated Promissory Note,
            in the form of EXHIBIT C hereto (the "New Note"), duly executed by the Borrower;

                  (ii) copy of resolutions of the Board of Directors of the Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment, the New Note and the other agreements, documents and instruments related hereto;

                  (iii) a certified copy of any amendment or restatement of the
            Articles of Incorporation or the By-laws of the Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lender;

                  (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment and the New Note; and

                  (v) such other documents, instruments, opinions and approvals as the Lender may reasonably request.

            (b) The Lender shall have received the Closing Fee and the Extension Fee.

      5. ACKNOWLEDGMENTS. The Borrower and the Lender acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrower and the Lender, that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement as amended hereby, and that each reference to the Note in the Loan Documents shall refer to the New Note. The Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment and the New Note are within its corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment and the New Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Event of Default or Default exists.

      6.    GENERAL.

            (a) The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Lender in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lender harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the New Note, which obligations of the Borrower shall survive any termination of the Loan Agreement.

            (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

            (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

            (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

            (e) This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender and the successors and assigns of the Lender.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                    NEW CENTURY MORTGAGE
                                    CORPORATION


                                    By /s/ Patrick Flanagan
                                       -------------------------------

                                    Its EVP
                                        ------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By /s/ [ILLEGIBLE]
                                       -------------------------------

                                    Its
                                        ------------------------------